FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2012
FINANCIAL INSTRUMENTS [Abstract]
FINANCIAL INSTRUMENTS

8.                                      FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, the Partnership may enter into financial instruments to reduce the risk associated with fluctuations in interest rates.  The Partnership has entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure.  The Partnership does not hold or issue instruments for speculative or trading purposes.  The counterparties to such contracts are major banking and financial institutions.  Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however the Partnership does not anticipate non-performance by any of its counterparties.

The Partnership manages its debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates.  Certain interest rate swap agreements qualify and are designated for accounting purposes as cashflow hedges. Accordingly, the net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective.  The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged items affect earnings.

Fair values

The Partnership recognizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

The carrying value and estimated fair value of the Partnership's financial instruments at June 30, 2012 and December 31, 2011 are as follows:

		At June 30, 2012		At December 31, 2011
(in thousands of $)	Fair value Hierarchy	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	47,081	47,081	45,962	45,962
Restricted cash andshort-term investments	Level 1	167,054	167,054	164,774	164,774
Long-term debt — floating (1)	Level 2	375,947	375,947	400,574	400,574
Long-term debt — fixed (1)	Level 2	222,310	220,355	222,310	219,966
Obligations under capital leases (1)	Level 2	269,368	269,368	268,080	268,080

Derivatives:
Interest rate swaps liability (2) (3)	Level 2	26,996	26,996	26,534	26,534
Foreign currency swaps liability (2) (4)	Level 2	26,614	26,614	27,732	27,732

(1)          The Partnership's debt and capital lease obligations are recorded at amortized cost in the consolidated and combined balance sheets.

(2)          Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.

(3)          The fair value/ carrying value of interest rate swap agreements that qualify and are designated as cash flow hedges as of June 30, 2012 and December 31, 2011 was a liability of $8.7 million (with a notional amount of $247.0 million) and $8.4 million (with a notional amount of $254.1 million), respectively. The expected maturity of these interest rate agreements is from November 2013 to March 2018. Accordingly, for the six months ended June 30, 2012 and 2011, a $0.02 million loss and a $0.5 million gain, respectively, have been accounted for as a change in other comprehensive income which would have otherwise been recognized in earnings in such periods.

(4)          As of June 30, 2012, the Partnership has a foreign currency forward contract:

	Notional amount			Average forward rate
Instrument (in thousands)	Receiving in foreign currency	Pay in USD	Maturity dates	USD foreign currency
Currency rate swaps:
British Pounds	59,271	108,941	2032	1.8380

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

The carrying values of cash and cash equivalents, which are highly liquid, are considered to be a reasonable estimate of fair value.

The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since they are placed for periods of less than six months.  The estimated fair value for long-term restricted cash is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly or six monthly basis.

The estimated fair value of the fixed rate long-term debt is estimated using discounted cash flow analyses based on the rate of a U.S. Treasury bond for a term similar to the maturity date of the underlying debt.

The estimated fair values for obligations under capital leases are considered to be equal to the carrying value since they bear interest at rates which are reset on a quarterly basis.

The fair value of the Partnership's derivative instruments is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and the creditworthiness of the Partnership and its swap counterparties.  The mark-to-market gain or loss on the Partnership's interest rate and foreign currency swaps that are not designated as hedges for accounting purposes for the period is reported in the statement of operations caption "other financial items, net" (see note 6).

As of June 30, 2012, the Partnership has entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below.  The summary also includes those that are designated as cash flow hedges:

Instrument (in thousands of $)	Notional value	Maturity Dates	Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	454,206	2013- 2018	0.92% to 5.04%

At June 30, 2012, the notional principal amount of the debt and capital lease obligations outstanding subject to such swap agreements was $454.2 million (December 31, 2011: $465.9 million).

Hedging

The impact of ineffectiveness is immaterial for the three months and six months ended June 30, 2012.  There are also no material amounts currently held in Accumulated Other Comprehensive Income in relation to hedges which are expected to be reclassified into earnings within the next twelve months.